Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited, Deerfield Partners, L.P., Deerfield International Limited


Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P, Deerfield Partners, L.P.: 780 Third Avenue, 37th Floor New York, NY 10017




                                Deerfield Special Situations Fund International Limited, Deerfield International Limited:
                                c/o Hemisphere Management (B.V.I.) Limited
                                Bison Court, Columbus Centre, P.O. Box 3460
                                Road Town, Tortola
                                British Virgin Islands


Designated Filer:               James E. Flynn

Issuer and Ticker Symbol:       Inspire Pharmaceuticals, Inc. (ISPH)

Date of Earliest Transaction    April 30, 2007
to be Reported:

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Inspire Pharmaceuticals, Inc.


Signatures:

DEERFIELD CAPITAL, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD MANAGEMENT COMPANY, L.P.

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD INTERNATIONAL LIMITED

By: Deerfield Management Company

By: Flynn Management LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PARTNERS, L.P.

By: Deerfield Capital, L.P.

By: J.E. Flynn Capital LLC, General Partner

By: /s/ Darren Levine
    ----------------------------------------
    Darren Levine, Authorized Signatory